UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2020

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1180 Seminole Trail, Suite 495

Charlottesville, Virginia 22901

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ

Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 11, 2020, Adial Pharmaceuticals, Inc., a Delaware corporation (the “Company”), closed a registered direct offering (the “Offering”) of (i) an aggregate of 2,820,000 shares of the Company’s common stock, par value $0.001 (the “Shares”), and (ii) unregistered warrants, with a term of five years, to purchase an aggregate of up to 2,115,000 shares of Common Stock (the “Warrant Shares”) at an exercise price of $2.00 per share, subject to customary adjustments thereunder (the “Warrants”), which Warrants are immediately exercisable upon issuance and on a cashless basis if the Warrants have not been registered six months after the date of issuance, for gross proceeds of $5,217,000, before deducting placement agent fees and other offering expenses. The Company intends to use the net proceeds from this Offering primarily for working capital and other general corporate purposes.

As previously disclosed in the Company’s Current Report on Form 8-K filed on June 10, 2020 with the U.S. Securities and Exchange Commission (the “SEC”), on June 9, 2020, the Company entered into a securities purchase agreement with several accredited investors (“Investors”) providing for the issuance of the Shares and the Warrants (the “Purchase Agreement”). The Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a prospectus supplement to the Company’s currently effective registration statement on Form S-3 (File No. 333-237793), which was initially filed with the SEC on April 22, 2020 and was declared effective on April 30, 2020 (the “Shelf Registration Statement”). The Company filed the prospectus supplement to the Shelf Registration Statement with the SEC on June 10, 2020. Pursuant to the Purchase Agreement, the Warrants were issued to the Investors in a concurrent private placement transaction pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The Offering was conducted pursuant to a placement agency agreement, dated June 9, 2020, by and among the Company, Maxim Group LLC and Joseph Gunnar & Co., LLC (the “Placement Agents”). The Company paid the Placement Agents a fee equal to 7% of the aggregate purchase price paid by the Investors placed by the Placement Agent and certain expenses.

The form of Warrant, the Placement Agency Agreement and the form of Purchase Agreement were previously filed as exhibits to the Current Report on Form 8-K filed on June 10, 2020, however, we are including as Exhibit 4.1 to this Current Report on Form 8-K a revised form of Warrant, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2020	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ William B. Stilley, III
	Name:	William B. Stilley
	Title:	President and Chief Executive Officer